SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         April 30, 2002
                                                     ---------------------------


                            HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


             Delaware                1-183                     23-0691590
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(State or other jurisdiction        (Commission            (I.R.S. Employer
           of incorporation)          File Number)           Identification No.)


           100 Crystal A Drive, Hershey, Pennsylvania               17033
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          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:         (717) 534-6799
                                                     ---------------------------









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                             Exhibit Index - Page 4


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                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.  Changes in Registrant's Certifying Accountant

         On April 30, 2002, the Board of Directors of Hershey Foods Corporation (the "Company"), upon the recommendation of its Audit Committee, approved the dismissal of Arthur Andersen LLP ("Andersen") as the Company's independent auditors. Andersen had served as the Company's independent auditors since 1927. A new independent public accounting firm has not yet been engaged to act as the Company's independent auditors.

         Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 1, 2002, stating its agreement with such statements.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 1, 2002.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: May 1, 2002
      ------------


                                            HERSHEY FOODS CORPORATION



                                            By  /S/ Frank Cerminara
                                                ------------------------
                                                  Frank Cerminara
                                                  Senior Vice President,
                                                  Chief Financial Officer










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                                  EXHIBIT INDEX

         Exhibit
         Number                          Description
         ------                          -----------

         16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 1, 2002.






















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